Exhibit 24
				    POWER OF ATTORNEY
	Know all by these presents, that
the undersigned hereby constitutes and
appoints each of Kent Snyder,
Harry J. Leonhardt and Thomas A. Coll, signing individually, the undersigneds true and lawful attorneys-in fact and agents to:

		(1)
execute for and on behalf of the undersigned, an officer,
	director or
holder of 10% of more of a registered class of securities of
	Senomyx,
Inc. (the Company), Forms 3, 4 and 5 in accordance with
	Section 16(a) of
the Securities Exchange Act of 1934, as amended (the
	Exchange Act) and
the rules thereunder;

		(2) do and perform any and all acts for and on behalf of the
	undersigned that may be necessary or desirable to complete and execute
	such Form 3, 4 or 5, complete and execute any amendment or amendments
	thereto, and timely file such forms or
amendments with the United States
	Securities and Exchange Commission and
any stock exchange or similar
	authority; and
		(3) take any other
action of any nature whatsoever in connection
	with the foregoing which,
in the opinion of such attorney-in-fact, may be
	of benefit, in the best
interest of, or legally required by, the
	undersigned, it being
understood that the documents executed by such
	attorney-in-fact on
behalf of the undersigned pursuant to this Power
	of Attorney shall be in
such form and shall contain such terms and
	conditions as such
attorney-in-fact may approve in such
	attorney-in-facts discretion.


	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigneds responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney
shall remain in full force and effect until the earliest to occur of (a) the undersigned is no longer required to file
Forms 3, 4 and 5 with
respect to the undersigneds holdings of and transactions in securities issued by the Company, (b) revocation by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (c) as to any attorney-in-fact individually, until such attorney-in-fact shall no longer be employed by the Company.


IN WITNESS WHEREOF, the
undersigned has cause this Power of Attorney to be executed as of this 15th day of March, 2006.



NAME:   CHRISTOPHER J. TWOMEY